EXHIBIT 23.2




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT




We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 14, 2002, which appears in item 13 of the Form 10-KSB of Digital Commerce International, Inc. for the year ended October 31, 2001, and to the references to our Firm under the caption "Experts" in the Prospectus.



                                                    /s/ Marks Paneth & Shron LLP

                                                        Marks Paneth & Shron LLP



New  York,  NY
August  28,  2002